Exhibit 99.17

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) during October and November 2017 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the Guideline Review, Non-Owner Occupancy (“NOO”), and Servicing Review scopes detailed in Sections 5-8, on a total of 740 unique mortgage loans (the “Review”). During the Review, seventeen (17) mortgage loans were excluded from the final securitization population reducing such population to 723 mortgage loans. The reasons for the reduction in the mortgage loan population are as follows: 11 mortgage loans were dropped due to the occurrence of a delinquency, three (3) mortgage loans paid in full during the course of the Review, one (1) mortgage loan did not fund, one (1) mortgage loan was mistakenly included in the initial population and was not included in the securitization, and one (1) mortgage loan was dropped as a result of the due diligence findings.

The Review totals, for mortgage loans within the final securitization population, were as follows:

Review	Property Type	Review Population*	Pool Population**	% Population
Guideline Review (including Data Integrity)	Small Bal CRE	135	319	42.32%
	Investor 1-4 Fam	228	558	40.86%
Total Guideline Review		363	877	41.39%

Review	Target Sample Size / Property Type	Review Population*	Pool Population**	% Population
Non-Owner Occupancy (“NOO”) – Initial Sample	Investor 1-4 Fam (not included in Guideline Review)	330	330	100.00%
NOO Review		330	330	100.00%

In addition to the Guideline and NOO Review, AMC performed a Servicing Review as detailed further in Section 8.

Review	Property Type	Review Population*	Pool Population**	% Population
Servicing Review – Initial Sample	Small Bal CRE >= 6 months	44	56	78.57%
	Investor 1-4 Fam >= 6 months	79	98	80.61%
Total Servicing Review		123	154	79.87%

*The Review Population excludes mortgage loans that may have been reviewed but were dropped from the final securitization population.

**The Pool Population excludes mortgage loans that were dropped from the final securitization population. The Pool Populations are based on numbers provided by the Underwriter. AMC makes no representation or provides any warranty that this information, which was outside of the Review, is correct.

(3) Determination of the sample size and computation.

Kroll Bond Rating Agency, Inc. (“Kroll”), who is the only NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples, but AMC did select mortgage loans for inclusion in a sample once a number of mortgage loans to be reviewed had been determined. Kroll is aware of the sample size covered during the Review.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all mortgage loans during the Review) and relevant only for the Guideline Review Scope, included the following data fields:

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The fields listed below were compared on all 363 mortgage loans in the guideline review:

Amortization Term	Interest Rate Periodic Cap	Original LTV
City	Lien Position	Original Occupancy Percent
First Interest Rate Change Date	LTV Valuation Value	Original P&I
First Payment Change Date	Margin	Original Term
Interest Rate Change Frequency	Maturity Date	Purpose
Interest Rate Initial Cap	Next Interest Rate Change Date	State
Interest Rate Initial Maximum	Note Date	Zip
Interest Rate Life Max	Original Interest Rate
Interest Rate Life Min	Original Loan Amount

The following fields were only compared on a subset of the mortgage loans. The field name and number of times compared are both shown below.

Label	Total Times Compared
Representative FICO	361
Prepayment Penalty Period (months)	352
Interest Rate Life Cap	294
Refi Purpose	246
Contract Sales Price	117
DCR UW VCC	107

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered the: (i) Guideline Review, (ii) Non-Owner Occupancy Review, and (iii) Servicing Review. As a subset of the Guideline Review, AMC conducted a Valuation Review and Data Integrity Review. The details of each scope of review are covered below for the Guideline Review and the Non-Owner Occupancy Review, Section 6 for the Valuation Review and Section 8 for the Servicing and Data Integrity Review.

Guideline Review: Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage

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VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

Each mortgage loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the mortgage loan being reviewed.

For this review, the procedures included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the mortgage loan file to evaluate consistency, accuracy, and adheres to the MCP.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with mortgage loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.
▪	Reviewing final mortgage loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)

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Guaranty Agreement(s)*	Appraisal Report
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

▪	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, trust, et.al.) or an Individual(s).
▪	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.
▪	Reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s).
▪	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the mortgage loan, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present.
▪	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies as further detailed in Item 8 below. In total, for the entire original population, AMC ordered CDAs on 222 mortgage loans. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal and the secondary appraisal was greater than 10%, an adverse event level was placed on the mortgage loan and an additional valuation product was order.

In addition, the Client provided updated BPO values on eighteen (18) mortgage loans.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any mortgage loans within the securitization.

(8) Other: review and methodology.

In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

Servicing Review: AMC reviewed twelve (12) months of payment histories and collection comments for summary and analysis. In addition, (a) for performing mortgage loans, AMC provided summary comments and analysis to support whether the borrower will continue to perform and (b) for non-performing mortgage loans, AMC provided summary comments and analysis to support whether the borrower will re-perform, is a quality candidate for modification, or will continually not perform in the future. AMC also noted other servicing related concerns (disputes, litigation, property damage, borrower issues, loss mitigation analysis, etc.), where appropriate.

Data Integrity Review: For the mortgage loans in the Guideline Review population, data points were reviewed between the data tape and the data collected by AMC. AMC compared the information contained in the Data Integrity Review to the information on the bid tape and completed a data reconciliation process with the Client.

Valuation Review: The valuation review was bi-furcated based upon the underlying property bucket, the origination valuation age, and the scope of work being performed by AMC. For mortgage loans seasoned greater than twelve (12) months a BPO which was provided to AMC by the Client (Procedure #1). For mortgage loans seasoned less than twelve

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(12) months AMC ordered a secondary valuation product starting with a desk review. For desk reviews that resulted in a 10% or greater variance or came back as indeterminable, AMC ordered a field review (Procedure #2). Additional information concerning Procedure #1 and Procedure #2 are provided below.

Procedure #1 (18 Mortgage Loans)

•	This applied to mortgage loans being reviewed in the Guideline Review or NOO Review for residential properties. This totaled fourteen (14) mortgage loans, six (6) in the Guideline Review and eight (8) in the NOO Review
•	This applied to mortgage loans being reviewed in the Guideline Review scope for commercial properties. This totaled four (4) loans.

Procedure #2 (222 Mortgage Loans)

•	This applied to mortgage loans being reviewed in the Guideline Review scope for residential properties. This totaled 222 mortgage loans.

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